INVESTMENT LETTER AND SUBSCRIPTION AGREEMENT

492,121 Shares of Common Stock

April 11, 2006

Board of Directors
Dotronix, Inc.
11900 Wayzata Blvd., Suite 100
Minneapolis, Minnesota 55305

Gentlemen:

Accelerated Drug Delivery, LLC (“the Undersigned”), desires to acquire from Dotronix, Inc. (“the Company”), 492,121 common shares upon the terms and conditions set forth below:

THE COMMON STOCK OF DOTRONIX, INC., DESCRIBED IN THIS SUBSCRIPTION AGREEMENT (this “Agreement”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“Act”), OR QUALIFIED UNDER THE STATE SECURITIES LAWS OF ANY STATE. THE SECURITIES ARE BEING SOLD IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION REQUIREMENTS. THE SECURITIES AND RIGHTS PURSUANT TO THIS AGREEMENT CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS, INCLUDING REGULATION S PROMULGATED UNDER THE ACT.

This Agreement shall constitute the irrevocable offer of the Undersigned to acquire, subject to the terms set forth in this Agreement, 492,121 shares of the Common Stock of Dotronix, Inc., a Minnesota corporation (the “Company”), in exchange for the Undersigned’s interest in three homeopathic products as more particularly described in that certain Asset Purchase Agreement between the Undersigned and the Company dated April 11, 2006 (“the Asset Purchase Agreement”). On execution by both parties, this Agreement shall become a bilateral agreement binding on both the Undersigned and the Company. Each part of this Agreement must be completed by the Undersigned and, by execution below, the Undersigned acknowledges that it understands that the Company is relying on the accuracy and completeness hereof in complying with its obligations under applicable securities laws.

On the foregoing, it is hereby agreed as follows:

1.     SUBSCRIPTION. The Undersigned hereby irrevocably subscribes for the purchase of 492,121 shares of common stock of the Company subject to the terms and conditions of the Asset Purchase Agreement.

2.     GENERAL REPRESENTATIONS OF SUBSCRIBER.  The Undersigned hereby represents and warrants as follows:

(a)     The Undersigned is over the age of 18 years;

(b)     The Undersigned acknowledges that neither the United States Securities and Exchange Commission nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing these securities;

(c)     The Undersigned has received and read the Company’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005, Quarterly Reports on Form 10-QSB for the quarters ended September 30 and December 31, 2005, and Current Report on Form 8-K dated October 19, 2005, and understands the risk of an investment in the Company. The Undersigned acknowledges that an investment in the Company involves high risks;

(d)     The Undersigned, either alone or with the assistance of one or more advisers engaged by it, has such knowledge and experience in business and financial matters that it or they is capable of evaluating the Company, its business operations, and the risks and merits of an investment in the Company;

(e)     The Undersigned has been provided with all materials and information requested by the Undersigned or its representatives, including any information requested to verify any information furnished, and the Undersigned has been provided the opportunity for direct communication between the Company and its representatives and the Undersigned and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from the Company;

(f)     All information which the Undersigned has provided to the Company or its agents or representatives concerning the Undersigned’s suitability to invest in the Company is complete, accurate, and correct as of the date of the Undersigned’s signature on this Agreement. Such information includes, but is not limited to, information concerning the Undersigned’s personal financial affairs, business position, and the knowledge and experience of the Undersigned and the Undersigned’s advisers;

(g)     he Undersigned has no present intention of dividing any of the securities or the rights under this Agreement with others or of reselling or otherwise disposing of any portion of the securities, either currently or after the passage of a fixed or determinable period of time or on the occurrence or nonoccurrence of any predetermined event or circumstance;

(h)     The Undersigned was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the securities through this Agreement;

(i)     The Undersigned has adequate means of providing for its current needs and possible contingencies and has no need now and anticipates no need in the foreseeable future, to sell any portion of the securities for which the Undersigned hereby subscribes. The Undersigned is able to bear the economic risks of this investment and, consequently, without limiting the generality of the foregoing, is able to hold the securities for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such loss should occur; and

(j)     The Undersigned acknowledges that this Agreement may be accepted or rejected in whole or in part by the Company and that, to the extent the subscription may be rejected, the accompanying subscription payment may be refunded without payment of interest and without deduction of expenses.

(k)     The Undersigned is an “accredited investor” as that term is defined in rule 501 of Regulation D adopted under the Act.

3.     REPRESENTATIONS REGARDING EXEMPTIONS AND RESTRICTIONS ON TRANSFER. The Undersigned represents that the securities are being acquired without a view to, or for, resale in connection with any distribution of the securities or any interest therein without registration or other compliance under the Act, and that the Undersigned has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Undersigned understands that the securities have not been registered, but are being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the securities may, under certain circumstances, be inconsistent with this exemption and may make the Undersigned an “underwriter” within the meaning of the Act. The Undersigned acknowledges that the securities must be held and may not be sold, transferred, or otherwise disposed of for value unless they are subsequently registered under the Act or an exemption from such registration is available. The Company is under no obligation to register the securities under the Act or under Section 12 of the Securities Exchange Act of 1934, as amended. The certificates representing the securities will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.

4.     MISCELLANEOUS. The Undersigned further understands, acknowledges, and agrees that:

(a)     Tthis Agreement is registered in the name of the Undersigned on the books of the Company at its principal offices, and no transfer hereof shall be valid and binding on the Company unless made at such offices by the registered holder or his attorney-in-fact duly authorized in writing. The Company may deem and treat the person in whose name this Agreement is registered as the absolute owner hereof for the purpose of receiving any securities issuable pursuant hereto and for all other purposes.

(b)     This Agreement shall be construed in accordance with and governed by the laws of the state of Minnesota.

(c)     This Agreement constitutes the entire agreement between the parties respecting the subject matter hereof.

(d)     Notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the Undersigned, the Undersigned does not waive any rights granted to the Undersigned under federal and state securities laws.

(e)     The Undersigned will hold title to the securities as follows:

____	Community Property
____	Joint Tenants, with Right of Survivorship
____	Tenants in Common
____	Separate Property
____	Other Limited Liability Company
(Single Person, Trust, Etc., Please Indicate)

DATED this 11th day of April, 2006.

203309886	Accelerated Drug Delivery, LLC
Tax Identification Number or Social Security Number	Type or Print Name of Subscriber in exact Form to be Used on Records of the Company

Address:

1326 Schofield Ave.	/s/ Russell Mitchell
Number and Street	Signature

Schofield, WI 54476	President & CEO
City, State, and Postal Code	Title

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ACCEPTANCE OF SUBSCRIPTION

The foregoing is hereby accepted this 11th day of April 2006.

DOTRONIX, INC.

By:	/s/ Craig Laughlin
Duly Authorized Officer